UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): October 13, 2000



PATH 1 NETWORK TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)



  Delaware 	                     000-30928	          13-3989885
(State of Incorporation) (Commission File Number)(I.R.S. Identification No.)

3636 Nobel Drive, Suite 275, San Diego, California 92122
(Address of principal executive offices)



Registrant's telephone number, including area code: (858) 450-4220





Item 2.  Acquisition or Disposal of Assets

On October 13, 2000, we acquired the technology and related intellectual property assets of Metar ADC, a Bucharest, Romania-based integrated circuit design company specializing in the design of high-speed network communications devices, including 10 gigabit media access controller ASIC's. The acquisition was pursuant to a Sale Purchase Agreement with Metar ADC dated October 13, 2000. The purchase price of US$2 million cash, payable over a three-year period contingent upon satisfactory technology transfer, was determined by arms-length negotiations and will be paid from our working capital. Included in the purchase of Metar ADC is a team of ASIC engineers.


Item 7.  Financial Statements and Exhibits

(a)-(b) The required financial statements and pro forma financial statements are not included here. We will file them by amendment within 60 days.

(c) 	Exhibits.

2.1 Sale Purchase Agreement among Path 1 Network Technologies Inc., Metar ADC and Michael Florea, dated October 13, 2000.










SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PATH 1 NETWORK TECHNOLOGIES INC.



/s/ Michael T. Elliott
Michael T. Elliott
President and Chief Executive Officer



10/30/00
Date







Exhibit Index




Exhibit     Description

2.1 Sale Purchase Agreement among Path 1 Network Technologies Inc., Metar ADC and Michael Florea, dated October 13, 2000.








EXHIBIT 2.1





SALE PURCHASE AGREEMENT




between



PATH 1 NETWORK TECHNOLOGIES INC.


and


METAR ADC




Dated October 13, 2000




The undersigned,

PATH 1 NETWORK TECHNOLOGIES INC., a Delaware corporation whose registered office is at 3636 Nobel Drive, Suite 275, San Diego, CA 92122, USA,
hereinafter referred to as the  "Buyer"


and


METAR ADC, a Romanian legal person, having its corporate office at Blvd.Unirii, Nr.74, Bl.J3B, Ap.20, Sc.1,Et.7,Bucharest, registered with the Trade Register of Bucharest under no. J40/2293/1994 represented by Mr. Michael Florea , in his capacity as Administrator. hereinafter referred to as the "Seller"

and

Mr. Michael Florea, American citizen, domiciled in 24142 Angela Street, Lake Forrest, California, 92630, United States of America, identified by passport serial no. 036817770 issued by Passport Agency National
Passport Center on 04 January, 2000.
hereinafter referred to as the "Guarantor"

hereinafter jointly referred to as "the Parties",

have agreed as follows:

1.     DEFINITION AND INTERPRETATION

1.1 For the purpose of the Agreement, the following words and expressions shall have the following meanings:

"Closing date" means the date when present Sale-Purchase Agreement is signed by both parties.

"Confidential Information" means any and all information of whatever kind (whether commercial, technical, financial, operational or otherwise) in whatever form and whether or not recorded in any way, which is property - or secret information of one of the Parties (the "Disclosing Party"), not publicly known and identified by the Disclosing Party as being confidential and / or proprietary in nature, and which is at any time during the term of this Agreement made available to the other Party or their representatives (the "Receiving Party") by or on behalf of the Disclosing Party, and any information of whatever kind developed jointly by the parties.

"Intellectual Property Rights associated" shall mean any patents, copyrights, topographies of integrated circuits, trade secrets, know-how and other proprietary information relating to designs, encapsulating, pins layout, marking, labeling, product specifications, method of manufacture, material specifications, service methods and techniques, drawings, tooling designs, process technology, product application and product performance, trademarks and any other types of intellectual property rights related to Metar Technology and legally owned by Metar ADC, as well as the right to the grant of a patent, the rights in the patent, the rights deriving from the registration of a patent application and also the rights deriving from a patent under Romanian or any other law, related to Metar Technology and legally owned by Metar ADC.

"Metar Technology"

A.	NETWORK PROCESSOR

* ARM Core Direct in a NP implementation
* Per-flow-capabilities, TCPSYN & FIN hardware detect
* With Hardware Search (wire speed to 10G)
* Multiple Queues (264) pure Hardware Queue Management,2 dedicated Queues to ARM CPU
* Hardware Receive/XMIT packets from/to switch core
* Interface to external Flash memory and external memory
* Automatic boot and download
* Traffic classification rules per flow
* Execute Network Management Software, Routing protocols, Maintain the cache Look Up tables (IP and MAC) of the Address Resolution Engines and Routing
  (RT), ARP Table
* Able to receive and transmit packets at very high speed
* Hardware Assisted Multicast IP support
* Hardware Assisted Extensive Network IP Security Support

Network Processor Implementation

* 264 Dynamic Queues for Traffic Control
	o Complete Hardware Implementation of queue management.
	The number of queues depends only on memory.
	o Queue sizes grows and shrink with the traffic. Automatic allocation and release for descriptors and buffers
	o Elaborate descriptor and buffers policing and reservation
	o Each queue can be assigned a flow or a rate, or a set of flows with a rate
* High speed dedicated Receive & Transmit Queue for CPU
	o Able to sustain multi Gigabit continuous traffic
	o TCP connection setup/monitor by CPU at wire speed
	o TCPSY/FIN hardware flags
* Ingress rules per flow, local per port & global per switch
* Per flow packet classifier
	o Received Packets with the IP precedence bits will be relayed according with the priority rate
	o Packets within a flow will have TOS bit field modified and scheduled according with the flow QoS rules.
	o Packets within an assigned flow/queue will have a guarantied bandwidth
* Guarantied QoS Service Class even on network congestion conditions
* Capabilities of on the fly modification of TOS and IP precedence bits
* Capable of 10G continuous traffic


B.	10G IP TECHNOLOGY

* Usable for WAN and LAN Applications L3 or L2
* 10G MAC
	o 8, 16, 32 bit, speed and width scalable
	o Dual Data Rates Terabit Cross Bar Switch Matrix Fabric
	o Bandwidth Limited Only By Technology
	o No Packet Memory
* Deep Address Resolution Search EnginesL2 MAC Based
	o L3 flow Based
* With Network Processor Implementation

10G MAC

* 36 bits: 32 bits Data, 4 bits Control
* As low as 1 clock receive IFG
	o Open Loop, IdleBusy, TxHold Rates Control
	o Speed and Width Scalable, DDR
	o Simple and Fast to Cross Bar Switch or Store and Forward Switch
	o Switch Interface Also Compatible with Gigabit MAC's
* Burst Data and Burst Packet Mode allows error and fragment free operation
* CELL mode capable
* Deep and Fast Rx/Tx FIFO's
* Built In Flexible Flow-Control
* Optimized High Speed, Strip/Append/Modify CRC
* Network Processor Interface for configurations and counters
* Provide all RMON statistics

Terabit Cross Bar Switch Matrix Fabric

* Scalable for any number of channels, limited only by technology
* No packets lost, No errors propagation, Fragment free
* Compatible with 10G MAC's and Gigabit MAC's
	o Mixed 10G with Gigabit MAC's capability, L3 or L2
* Burst CELL mode capability
* Concurrent L2 and L3 switching (multi-protocol)
* Automatic L2 switching
* Automatic L3 IP (MAC and IP headers Validation/Processing/Alteration)
	o On the Fly, MAC Insertion, TTL and Checksum Re-compute
* Flexible and dynamic interface with Address Resolution Blocks (L2 and/or L3)
* Close Direct Coupled Interface to Network Processor

Address Resolution Engines

* Allows wire speed L2/L3 switching for terabit applications
* Two Independent Central Search Engines
* Act as cache Look Up tables maintained by the Network processor which has it own Multi-Megabyte IP/ARP table and Routing Table (RT)
	o Close connected with Local per channel Look Up
	o Deep L3 flow based Look Up, size dependent of memory size
	o 16K L2 MAC based Look Up.

Network Processor Implementation

* ARM Core Direct and Close Connected to Switch Core
* Internal Memory Option
* With Hardware Search
* With Hardware Queue Management
* Hardware Receive/XMIT packets from/to switch core
* Interface to external Flash memory and external memory
* Automatic boot and download
	o Execute Network Management Software, Routing protocols, Maintain the cache Look Up tables(IP and MAC) of the Address Resolution Engines, Routing Table (RT)
	o Able to receive and transmit packets at very high speed
	o Hardware Assisted Multicast IP support Hardware Assisted Extensive Network IP Security Support

C. GIGABIT IP TECHNOLOGY

* For L3 or L2 Applications
	o L2 - latest VLAN, port state, priority, mirroring, security, multicast support, trunking, RMON, unmanaged capability
* Gigabit MAC, also 10/100/1G MAC
	o GMII and/or PMA InterfaceStore-and-Forward (Shared Memory) or
* Terabit Cross Bar Switch Matrix Fabric
	o Bandwidth Limited Only By Technology
	o No Packet Memory
* Deep Address Resolution Search EnginesL2 MAC Based
	o L3 IP or IP/TCP or flow BasedWith Network Processor Implementation
	Gigabit MAC

* GMII and/or PMA I/F
	o Simple Switch I/F
	o Full/Half-Duplex with multi frame burst
	o Multi Mode, jumbo packet capable
	o Full RMON statistics
* Burst and Bulk Mode allows error and fragment free operation
* CELL mode capable
* Deep and Fast Rx/Tx FIFO's (size configurable)
* Multiple Source Flexible Built In Flow-Control(XON/XOFF)
* Optimized, Strip/Append/Modify CRC
* Network Processor Interface for configurations and counters, (global or per port)

Store-and-Forward Switch Core

* Scalable for any number of channels/ports, limited only by technology (managed and unmanaged)
* Dynamic queues with any buffer granularity, priority(pkt/port/address) and CPU's I/F, QoS support
	o Optimum to integrate memory on chip
* Wire speed, No packets lost, No errors propagation, Fragment free, Priority, Security, Multicast support
* Compatible with 10/100 MAC's (Any mix)
* Burst CELL mode capability
* Concurrent L2 and L3 switching (multi-protocol)
	o Automatic L2 or L3 IP, IP/TCP (MAC and IP headers Validation/Processing/Alteration), On the Fly, MAC Insertion,
	TTL and Checksum Re-compute
* Interface to Address Resolution Blocks (L2 and/or L3)
* Close Direct Coupled Interface to Network Processor Terabit Cross Bar Switch Matrix Fabric
* Scalable for any number of channels, limited only by technology, LAN, WAN Applications
* No packets lost, No errors propagation, Fragment free
* Compatible with 10G MAC's and Gigabit MAC's
	o Mixed 10G with Gigabit MAC's capability, L3 or L2
* Burst CELL mode capability, fragmentation/assembly
* Concurrent L2 and L3 switching (multi-protocol)
* Automatic L2 switching (multi-protocol)
* Automatic L3 IP (MAC and IP headers Validation/Processing/Alteration)
	o On the Fly, MAC Insertion, TTL and Checksum Re-compute
* Flexible and dynamic interface with Address Resolution Blocks (L2 and/or L3)
* Close Direct Coupled Interface to Network Processor

Address Resolution Engines

* Allows wire speed L2/L3 switching for terabit applications
* L2, fully unmanaged or managed by a CPU entity
* For L3, Two Independent Central Search Engines
	o Act as cache Look Up tables IP or IP/TCP or flow based maintained by the Network Processor based on Megabit IP/ARP table and Routing Table (RT)
	o IP and/or concurrent multi-protocol
	o Close connected with Local per channel Look Up
	o Deep L3 IP/flow based Look Up, size dependent of memory size
	o 16K L2 MAC based Look Up.

Network Processor Implementation

* ARM Core Direct and Close Connected to Switch Core
* Internal Memory Option
* With Hardware Search
* With Hardware Queue Management
* Hardware Receive/XMIT packets from/to switch core
* Interface to external Flash memory and external memory
* Automatic boot and download
	o Execute Network Management Software, Routing protocols, Maintain the cache Look Up tables(IP and MAC) of the Address Resolution Engines and Routing (RT), ARP Table
	o Able to receive and transmit control packets at very high speed
	o Hardware Assisted Multicast IP support
	o Hardware Assisted Extensive Network IP Security Support

"US $" means the United States dollar, the legal currency of the USA.

1.2 Terms designating persons or parties shall include firms, corporations and/or any entities having legal capacity.

1.3 Terms in the singular also include the plural and vice versa where the context requires.

1.4 The words "day", "week" or "month" refer to, respectively, "calendar day", "calendar week" or "calendar month" except where it is specifically provided in the Agreement that it is a working day, week or month, respectively.

2.     OBJECT

The Seller undertakes to sell and deliver to the Buyer, and the Buyer undertakes to accept and pay for, under the terms and conditions stipulated in this Agreement, the Technology (hereinafter the "Metar Technology") and the Intellectual Property Rights associated.

3.    MODALITY OF EXPLOITATION

The Metar Technology will be used for the development of ASIC chips in combination with/without Truecircuit technology as well as any other products containing Metar Technology that the Buyer wishes to design and manufacture.

4.   PRICE AND PAYMENT TERMS

4.1 The total price payable by the Buyer to the Seller for the sale of the Metar Technology and Metar Assets is an amount equal to US$ 2 million;

4.2 The Buyer has already paid a deposit of US$ 50,000, which shall be fully applicable to the purchase price and shall be fully refundable within thirty 30 days, in case that present Agreement will be terminated as stipulated under Art.21.2.

4.3  The Buyer  will not make any payments in case that Lucent
Technologies Inc.
refuses to sign the Letter of Non-Use as specified in Appendix A of present Agreement.

4.4  The price shall be paid by the Buyer as follows:

4.4.1 The first US$1 million shall be paid to the Seller as set forth below:

* US$200,000 upon receipt of and acceptance by Buyer of One Gigabit MAC technology transfer;

* US$500,000 upon receipt of and acceptance by Buyer of Ten Gigabit MAC technology transfer;

* US$200,000 upon receipt of and acceptance by Buyer of Fast MAC technology transfer; and

* US$100,000 upon receipt of and acceptance by Buyer of NIC Controller technology transfer and all other relevant technology.

The US$50,000 deposit in 4.2 above shall be applied to the first technology transfer received and accepted by Buyer.

4.4.2 The second US$1 million shall be paid to the Seller as set forth bellow:

* US$150,000 on the first year anniversary of the Closing;

* US$250,000 on the second year anniversary of the Closing;

* US$600,000 on the third year anniversary of the Closing;

provided Seller is not in default of this Agreement or any terms specified herein.

4.4.3 Each date on which payment is made in accordance with 4.4.1 and
4.4.2 shall be considered a "Payment Date".

4.5  The accounting and payment currencies shall be in US $.

4.6 Payment shall be made by bank transfer into Seller's bank account based upon the invoice issued by the Seller, in 5 days from the date of acceptance defined according Art.5.4 of present Agreement.

5.    TERMS OF DELIVERY

5.1	The Metar Technology will be delivered after the signing of this
Agreement, but not later than December 31, 2000.

5.2	Seller shall not deliver until Buyer's previous written request for delivery to be made.

5.3	The date of delivery is considered to be the date on the minutes of delivery-receipt.

5.4	The date of acceptance is considered to be the date on which Buyer approves receipt of Metar Technology in the form acceptable to Buyer; however, Buyer shall not take more than ten (10) working days to review receipt and provide acceptance unless Buyer provides a statement of deficiency to Seller.

6.     PENALTIES

6.1 Non-delivery of the Metar Technology within the deadline provided in this Agreement, shall lead to the incurring by the Seller of penalties calculated as representing 1% of the value of US$ 2 million applied for each day of delay. The Seller shall additionally pay damages in case the Buyer lodges such a complaint pursuant to the damages suffered due to non-delivery of the Metar Technology within the deadlines provided in this Agreement.

6.2 Failure of Seller to perform his obligations as stipulated under Article 4.2, shall lead to the incurring by the Seller of penalties calculated as representing 1% of the value of US$ 2 million applied for each day.

7.    EXCLUDED LIABILITIES

7.1 The Buyer does not assume or is not deemed to assume or in any way be responsible for any debt, obligation, liability, guarantee, preferential rights, debtors or the debtors of the Seller or any other kind of responsibility of the Seller.

7.2 	The Seller will continue to be responsible for and will promptly discharge all debts, liabilities, guaranties, and obligations not assumed by the Buyer under the provisions of this Agreement.

8. 	INTELLECTUAL PROPERTY RIGHTS

8.1 The Seller agreed to sell to Buyer Intellectual Property Rights associated and also grants the Buyer irrevocable, worldwide, for an unlimited period of time, exclusive rights over Intellectual Property Rights associated as defined above and also the right to implement, manufacture, market and sell Metar Technology and any products containing Metar Technology that the Buyer wishes to design and manufacture.

8.2 The Buyer has the right to assign, sublicense, make available, or otherwise transfer or disclose any right to use, develop, or otherwise use the Intellectual Property Rights without the consent of the Seller.

8.3 The Seller has supplied the Buyer with correct and complete copies of all patents, application, for registration, licenses and permissions.

8.4 With respect to the Intellectual Property Rights no license, sublicense, agreement or permission has been granted by the Seller to a third party prior to Closing Date.

8.5 Prior to the Closing Date, neither the Seller nor its subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property Rights of third parties, and none of the Seller or its subsidiaries have ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation (including any claim that any of the Seller and its subsidiaries must license or refrain from using any Intellectual Property Rights of any third party). No third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property Rights of any of the Seller and its subsidiaries.

8.6 None of the Seller and its subsidiaries has ever agreed to indemnify any person for or against any interference, infringement, misappropriation, or other conflict with respect to the Intellectual Property Rights.

8.7 The Seller shall save, hold harmless, and defend the Buyer from and against any loss, cost, or expense, including attorney fees, damages, or penalties of any kind on account of or resulting from any claim or action for infringement of any existing or future Intellectual Property Rights. The Seller shall defend any such claim or action at its own expense.

8.8 If a third party alleges intellectual property infringement and is found to be unsubstantiated then the Buyer is not liable for any costs.

8.9. The Seller grants to the Buyer worldwide rights to use the name of Metar ADC in any advertising materials related with Metar Technology.

9. 	WARRANTIES

9.1	Seller warrants to Buyer that each statement and warranty herein is true, accurate and complete at the Closing Date and each Payment Date. Each of these statements should be construed independently and in no way limited by any other provision of this Agreement or another statement or warranty.

9.2	 Seller shall notify immediately Buyer of any fact or circumstances which has come to Seller's knowledge before the Closing Date and each Payment Date which constitutes a breach of clause 9.1 or has caused, or will or might cause, any statement or warranty set forth in this clause to become untrue, inaccurate, incomplete or misleading.

9.3	 Seller warrants that all of the Annexes attached hereto are complete, accurate and up to date as per the Closing Date.

9.4 Seller warrants that, (i) it has obtained all licenses and permits for its current operations and business; (ii) each of the permits is in full force and effect; (iii) it has complied with the terms and conditions of the permits; and (iv) there are no facts or circumstances that could give rise to amendments, cancellation, non-prolongation or non-renewal of any of the permits.

9.5	Seller warrants that it is the absolute beneficial owner of, and has good and marketable title, free of all security interests, liens, encumbrances, mortgages or other charges, to all the Metar Technology and the Intellectual Property Rights associated.

9.6	All applicable taxes in respect of Metar Technology and the Intellectual
Property Rights associated have been paid by Seller and all taxes payable in respect of payments made hereunder to Seller will be paid on a timely basis by Seller.

9.7	Seller is conducting its business in compliance with all material applicable laws and regulations.

9.8	There is no court, administrative, regulatory or other proceeding investigation or enquiry by any governmental, administrative or similar body, or any similar matter or proceeding (collectively, the "proceedings") against or involving the Seller, the Metar Technology or the Intellectual Property Rights associated, whether pending or to the knowledge of the Seller threatened, and there is no judgment, decree, rule, award or order outstanding against the Seller, the Metar Technology or the Intellectual Property Rights associated.

9.9	Conditions to Closing:  The obligation of Buyer to make payments hereunder at each Payment Date is subject to the satisfaction of, or compliance with, at or prior to the Payment Date, each of the following conditions (each of which is acknowledged to be for the exclusive benefit of Buyer):

9.9.1 Seller shall have duly performed its obligations hereunder.

9.9.2	Each of the representatives, warranties and statements of Seller made in or pursuant to this Agreement shall be true and correct as at each of the Closing Date and each Payment Date as if made at that time. In addition, Seller shall have materially complied with all covenants and agreements herein agreed to be performed or caused to be performed by it at or prior to each of the Closing Date and each Payment Date.

9.9.3	No legislation shall have been enacted, introduced or tabled with, in the opinion of Buyer, that materially adversely effects or may materially adversely effect the Metar Technology and the Intellectual Property Rights associated.

9.9.4	All approvals and consents relating to the transactions
contemplated hereunder which may be required by law, by-law, statute or any governmental authority or any third party shall have been obtained prior to each of the Closing Date and the applicable Payment Date.

9.9.5	If any of the conditions contained in this section shall not be fulfilled or performed at or prior to the applicable Closing Date or Payment Date, as the case may be, to the satisfaction of the Buyer, the Buyer may by notice to Seller terminate this Agreement and the obligations of the Buyer and Seller hereunder. The Buyer may also bring an action in a court of law against Seller for damages suffered by Buyer where the non-performance or non-fulfillment of a condition is as a result of a breach of covenant, representation or warranty by Seller. For purposes of the foregoing, the Buyer may also bring an action where the condition relating to the representations and warranties contained herein have not been fulfilled whether or not the truth and correctness of the representations and warranties referred to in such section were or are within the control of the Seller.

9.10	  All the abovementioned warranties as well as all the other liabilities assumed by the Seller in this Agreement, shall be guaranteed by the Guarantor.

9.11	The Guarantor warrants to fully indemnify the Buyer for any and all losses and/or damages arising from the failure of the Seller to fulfill all of its obligation in this Agreement.

10.	NON-COMPETITION

Seller warrants for a period of ten (10) years following the conclusion of the Agreement that it will not, except after prior written consent of Buyer and except as provided in this Agreement:

(i)	directly or indirectly either on its own account or in co-
operation with or on behalf of any person, firm or company carry on, be engaged in, be concerned with or financially (by way of equity or otherwise as director, advisor or agent) or otherwise interested in carrying on in competition with Buyer any business equal or similar to the business carried on by Seller prior to this Agreement;

(ii)	solicit, or deliver goods or services to any party which is or was at any time during a period of one (1) year prior to the conclusion of the Agreement a customer of Buyer;

(iii)	give advice or provide services in order to assist or enable another person, company, business, entity or other organization to solicit or deliver goods or services relating to the business to a customer as referenced under (ii) above.

11.    CONTRACTING RESPONSIBILITIES

If and when Seller acts in breach of its obligations it shall forfeit a penalty of US$5,000, to be increased by US$1,000 for each day such breach shall continue, without prejudice to the right of Buyer to claim the actual damages incurred by it in addition to the penalties referred to in this clause.

12.    COSTS & INDEMNIFICATION

12.1 Each Party shall pay its own costs relating to the legal counsel associated with this Agreement, including the drafting, preparation and negotiation of This Agreement.

12.2 Seller agree to jointly and severally indemnify and hold harmless the Buyer and its directors, officers, employees, agents, attorneys, affiliates and consultants harmless from and against any and all claims, damages, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by or asserted in connection with or arising out of any material breach of any representation, warranty, statement or covenant on the part of Seller contained in this Agreement or in any certificate or document delivered pursuant to or contemplated by this Agreement.

13.	ASSIGNMENT

After the Closing Date, Buyer has the right to transfer present Agreement to any other third party, at his discretion, without prior notification to Seller.

Notification of any assignment made by the Buyer to any third party will be provided in writing to the Seller within 7 days of any such assignment being made.

14.    CONFIDENTIALITY

14.1 The Parties agrees to keep confidential and not to disclose to any third party any Confidential Information arising from this Agreement, unless the Disclosing Party authorizes such disclosure in writing.

14.2 The obligations of the Parties under this Article (Confidentiality) shall supersede the termination or expiration of this Agreement for any reason.

15.    ARBITRATION

15.1 All disputes arising during the performance of this Agreement, through its modification and / or in connection with it shall be settled amicably. In case parties fail to agree to an amicable resolution, disputes shall be submitted unreservedly for settlement to the International Trade Arbitration Court of the State of New York, U.S.A.

15.2 The Arbitration Court shall judge in equity.

15.3 The place of the arbitration will be in the State of New York, U.S.A.

15.4 The Decision of the Arbitration Court shall be binding and final.

16.	APPLICABLE LAW

The present Agreement has been considered and made in accordance with Romanian law, and this law shall govern any future dispute arising.

17.    FORCE MAJEURE

17.1 Should any circumstance arise which could be considered as force majeure and which prevents or delays, partially or entirely the fulfillment of this agreement by any of the parties, the side affected shall be released from any liability but only to the extent and period for which the fulfillment of the obligations was prevented by force majeure. Force majeure represents all events and/or circumstances beyond the control of the parties, which are unpredictable and which prevent and / or delay partially or entirely the fulfillment of the contractual obligations.

17.2 Parties shall make concerted efforts to limit the damages and to bring as much as possible the contractual relationship back into normal.

17.3 The party invoking Force Majeure shall notify the other party in writing within 5 (five) days from the inception of force majeure by fax / telex.

17.4 Unless the party invoking force majeure notified the other party about the force majeure, the party responsible for the notification shall be held liable for all prejudices that could have been avoided by the other party if timely notified.

17.5 The party invoking force majeure shall notify in writing the other party within 3 (three) days from the termination of force majeure by fax / telex.

17.6 Unless the party invoking force majeure notified to the other party the termination of force majeure within the period of time provided in this Agreement, the party responsible shall be held liable for the prejudices that the other party could have avoided if timely notified.

17.7 The event of force majeure shall have to occur before or during the performance of the Agreement so that the party invoking it might be exonerated from the liability arising from the non-performance of his / her contractual obligations.

18.  LANGUAGE

This Agreement has been executed in the English language, which shall be the binding and controlling language for all matters relating to the meaning or interpretation of this Agreement.

19.    NOTICES

19.1 Any formal notice given by either party to the other shall be in writing and sent by registered letter with acknowledgment of receipt or hand delivered by courier (DHL or similar) to the address of the parties stated in this Agreement (or subsequently changed in writing by either party) and shall be deemed to have duly been served on the date shown on the acknowledgment of receipt or the date of hand delivery, respectively.

19.2 Without prior notice of any change of address, in accordance with
Article 4.1, all written notices sent to the old address shall be deemed valid.

20.    TAX AND DUTIES

All taxes, duties and charges shall be paid by the parties under the present Agreement, if incurred in their respective countries.

21.    TERMINATION

21.1 This Agreement may be terminated by mutual consent of the Parties

21.2 This Agreement may be terminated by the Buyer, which has the right to unilaterally cancel the present Agreement, without previous notification, in case that Lucent Technologies Inc., refuses to sign the Letter of Non-Use as specified in Appendix A of present Agreement.

21.3	 This Agreement may be terminated by the Buyer, which may by notice to Seller terminate this Agreement.

22.    FINAL DISPOSITIONS

22.1 Other than with respect to a transfer by Buyer to an affiliate, The rights and duties under this Agreement cannot be transferred to a third party without the consent of the other party.

22.2 In the event of a change in the domicile or mailing address of one of the parties, the party in question is liable to notify the other party within 15 days in advance of the change becoming effective.

22.3 Any amendment brought to this Agreement shall be made through an additional act, signed by both parties.

22.4 Failure by any Party at any time to enforce the terms and conditions of the Agreement shall not be construed as a waiver by such Party or affect such Party's right to take any subsequent action.

22.5 In the event that any provision of this Agreement is alleged or determined to be illegal or void by any court, administrative agency, arbitration panel or governmental entity, all other provisions of this Agreement shall remain in full force and effect. The Parties hereby undertake to cooperate to replace the illegal or void provision as soon as possible by a new provision, that accomplishes a permissible result as similar as possible to the result originally contemplated by the invalid provision.



INTENDING TO BE LEGALLY BOUND, the Parties have executed this
Agreement by their duly authorized representatives in two (2) originals, each Party receiving one (1) original.

Buyer:      Path 1 Network Technologies Inc.
		Name: Richard B. Slansky
      	...........
Title:      Chief Financial Officer
Date :      October 13, 2000
		Address for Notice :
Path 1 Network Technologies Inc.
3636 Nobel Drive, Suite 275
San Diego, CA 92122 USA
Attn:  Richard B. Slansky, CFO


Seller:     Metar ADC
Name: 	Michael Florea
	...........
Title:	Administrator
Date :  	October 13, 2000
            Address for Notice :
	Blvd.Unirii No.74, Blk. J3B,
	Suite 20, Bucharest, Romania
	Attn. Michael Florea,


Guarantor:  Michael Florea
	...........
            Date :  October 13, 2000
            Address for Notice :
		24142, Angela Street, Lake Forrest,
		California, 92630, USA